UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            October 27, 2004

K&F INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	33-29035	34-1614845
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

600 THIRD AVENUE, NEW YORK, NY		10016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(212) 297-0900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On October 27, 2004, K&F Industries, Inc. (the “Company”) reported third quarter 2004 earnings.  For additional information regarding the Company’s third quarter 2004 earnings, please refer to the press release attached to this Report as Exhibit 99.1 (the “Press Release”), which Press Release is incorporated by reference herein.

The information in the Press Release is being furnished, not filed, pursuant to this Item 2.02. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated therein by reference.  Notwithstanding the foregoing, the information in the Press Release shall be deemed incorporated by reference into the Company’s Offer to Purchase and Consent Solicitation Statement, dated October 20, 2004 (or any amendment thereof or supplement thereto), with respect to the Company’s 9 1/4% Senior Subordinated Notes due 2007 and 9 5/8% Senior Subordinated Notes due 2010 (the “Offer to Purchase”).

The Company provides certain non-GAAP financial measures as additional information relating to its operating results. Management of the Company believes that the presentation of these measures provides additional information with respect to the ability of the Company to meet its future debt service, capital expenditures and working capital requirements. In addition, management of the Company believes that investors find these non-GAAP financial measures to be a useful tool for measuring the Company’s ability to service debt. Management also uses these or similar non-GAAP financial measures (i) in its strategic planning for the Company and (ii) in evaluating the Company’s results of operations. The current calculation of non-GAAP earnings before interest, taxes, depreciation and amortization (EBITDA) is operating income plus depreciation and amortization. A reconciliation of net income to non-GAAP EBITDA is included in a schedule to the Press Release furnished with this Report.

Item 7.01.  Regulation FD Disclosure.

  The Company is furnishing certain supplemental information (the “Supplemental Information”) concerning the Company and its business and the proposed acquisition of the Company by AAKF Acquisition, Inc. The Supplemental Information is set forth in Exhibit 99.2 to this Report.

The Supplemental Information is being furnished, not filed, pursuant to this Item 7.01. Accordingly, the Supplemental Information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act unless specifically identified therein as being incorporated therein by reference.  Notwithstanding the foregoing, the Supplemental Information shall be deemed incorporated by reference into the Offer to Purchase.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits:

99.1         Press Release, dated October 27, 2004

99.2         Certain supplemental information concerning K&F Industries, Inc. and its business and the proposed acquisition of K&F Industries, Inc. by AAKF Acquisition, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

K&F INDUSTRIES, INC.

By	/s/ Kenneth M. Schwartz
Kenneth M. Schwartz
President and Chief Operating Officer

Date:  October 28, 2004

EXHIBIT INDEX

Exhibit:

99.1                           Press Release, dated October 27, 2004

99.2                            Certain supplemental information concerning K&F Industries, Inc. and its business and the proposed acquisition of K&F Industries, Inc. by AAKF Acquisition, Inc.